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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
                 (Date of earliest event reported) March 3, 2005

                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                             333-120522               13-3411414
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

 383 Madison Avenue, New York, NY                                    10179
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(Address of Principal Executive Offices)                          (Zip Code)
Registrant's telephone number, including area code  (212) 272-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.        Other Events
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         It is expected that during March 2005, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-PWR7 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be entered into by and among Bear Stearns Commercial Mortgage
Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master
Servicer, Wells Fargo Bank, National Association as a Master Servicer, as
Certificate Administrator and as Tax Administrator, ARCap Servicing, Inc. as
Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank
N.V., as Fiscal Agent. Certain classes of the Certificates (the "Underwritten
Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-120522) and sold to Bear, Stearns & Co. Inc. ("BSCI"),
Morgan Stanley & Co. Incorporated ("MSCI") and Merrill Lynch, Pierce, Fenner &
Smith Incorporated ("MLPFS", and together with BSCI and MSCI, the
"Underwriters") pursuant to an underwriting agreement (the "Underwriting
Agreement") to be entered into by and between the Registrant and the
Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters have furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation
Finance of the Securities and Exchange Commission (the "Commission") to Kidder,
Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one or more of the Underwriters.
The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term
Sheets previously filed by the Registrant with respect to the Underwritten
Certificates are inconsistent with the Computational Materials and ABS Term
Sheets attached hereto, such previously filed Computational Materials and ABS
Term Sheets are superseded by the Computational Materials and ABS Term Sheets
attached hereto.

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Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c) Exhibits:
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Exhibit No.       Description

99.1              Computational Materials and/or ABS Term Sheets

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:   March 7, 2005

                              BEAR STEARNS COMMERCIAL MORTGAGE
                              SECURITIES INC.

                                    By: /s/ Richard A. Ruffer, Jr.
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                                    Name:   Richard A. Ruffer, Jr.
                                    Title:  Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
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99.1              Computational Materials and/or ABS Term Sheets